UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2021

FUSION ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40020 (Commission File Number)	86-1352058 (IRS Employer Identification No.)

667 Madison Avenue, 5th Floor

New York, NY 10065

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 763-0619

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FSNB.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FSNB	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FSNB WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 2, 2021, Fusion Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”) of 50,000,000 (the “Units”), including the issuance of 6,500,000 Units as a result of the underwriters’ partial exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share, and one-third of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $500,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-252265) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 20, 2021, as amended (the “Registration Statement”):

•	An Underwriting Agreement, dated February 25, 2021, by and among the Company and Cantor Fitzgerald & Co., as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.
•	A Warrant Agreement, dated February 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
•	A Letter Agreement, dated February 25, 2021 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and Fusion Sponsor II LLC, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
•	An Investment Management Trust Agreement, dated February 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
•	A Registration Rights Agreement, dated February 25, 2021, by and among the Company, Fusion Sponsor II LLC and the other holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
•	A Private Placement Warrants Purchase Agreement, dated February 25, 2021, by and between the Company and Fusion Sponsor II LLC (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.
•	An Administrative Services Agreement, dated February 25, 2021, by and between the Company and Fusion Sponsor II LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.
Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 7,133,333 warrants (the “Private Placement Warrants”) to Fusion Sponsor II LLC at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $10,700,000. The Private Placement Warrants are identical to the Warrants sold in the IPO, except that the Private Placement Warrants, so long as they are held by Fusion Sponsor II LLC or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A common stock issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2021, in connection with the IPO, James Ross, Kelly Driscoll and Ben Buettell (the “Directors”) were each appointed to the board of directors of the Company (the “Board”). Effective February 25, 2021, the Directors were appointment to the Company’s (i) Audit Committee, with Mr. Ross serving as chair of the Audit Committee, (ii) Compensation Committee, with Mr. Buettell serving as chair of the Compensation Committee, and (iii) Nominating and Corporate Governance Committee, with Ms. Driscoll serving as chair of the Nominating and Corporate Governance Committee. Messrs. Ross and Buettell and Ms. Driscoll are independent directors.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Mr. Buettell and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Mr. Ross and Ms. Driscoll and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Messrs. James and Gary and will expire at the Company’s third annual meeting of stockholders.

On February 25, 2021, in connection with their appointments to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

On February 25, 2021, in connection with the IPO, the Company adopted its Second Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $500,000,000, comprised of $491,300,000 of the proceeds from the IPO (which amount includes $18,800,000 of the underwriters’ deferred discount) and $8,700,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A common stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s Amended Charter to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On February 25, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 2, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 25, 2021, by and among the Company and Wells Fargo Securities, LLC and Guggenheim Securities, LLC, as representatives of the several underwriters.
3.1	Second Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated February 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated February 25, 2021, by and among the Company, its executive officers, its directors and Fusion Sponsor II LLC.
10.2	Investment Management Trust Agreement, dated February 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated February 25, 2021, by and among the Company, Fusion Sponsor II LLC and the other holders party thereto.
10.4	Private Placement Warrants Purchase Agreement, dated February 25, 2021, by and between the Company and Fusion Sponsor II LLC.
10.5	Administrative Services Agreement, dated February 25, 2021, by and between the Company and Fusion Sponsor II LLC.
99.1	Press Release, dated February 25, 2021.
99.2	Press Release, dated March 2, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION ACQUISITION CORP. II

By:	/s/ John James
	Name:	John James
	Title:	Chief Executive Officer

Dated: March 2, 2021